ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

            10.29 MEMORANDUM OF LEASE DATED AUGUST 26, 1999 BETWEEN REGISTRANT AND G & J PARTNERSHIP FOR PROPERTY LOCATED AT
                   11815 ALLISONVILLE ROAD, FISHERS, INDIANA


         The parties (hereinafter referred to separately as "Lessor" and "Lessee") hereby set forth certain terms of a Lease entered into between such parties on August 25, 1999 ("Lease").

         Section 1. Name and Mailing Address of Lessor. The name and mailing address of Lessor is G & J PARTNERSHIP, 4525 East 82nd Street, Indianapolis, Indiana 46250.

         Section 2. Name and Mailing Address of Lessee. The name and mailing address of Lessee is MetroBank, 10333 North Meridian Street, Suite 111, Indianapolis, Indiana 46290.

         Section 3. Common Address and Legal Description. The common street address of the premises leased by Lessee is 11815 Allisonville Road, Fishers, Indiana 46038. The legal description of leased premises is:

  Part of the Southeast Quarter of Section 35, Township 18 North, Range 4 East in Hamilton County, Indiana, being more particularly described as follows:

  Commencing at the Southeast corner of the said Southeast Quarter Section: thence South 89 degrees 57 minutes 32 seconds West (assumed bearing) along the South Line of the said Southeast Quarter Section 2086.04 feet to the centerline of Allisonville Road (S.R. 37A) per Indiana State Highway Plans for Project 297 Sheet Nos. 7 and 8, dated 1938, and a curve having a radius of 79,947.599 feet, the radius point of said curve being North 74 degrees 30 minutes 06.9 seconds West; thence Northerly along said centerline and curve
  500.43 feet to a point which bears South 74 degrees 51 minutes 38 seconds East from said radius point; thence North 15 degrees 08 minutes 22 seconds East along the said centerline 507.29 feet to the BEGINNING POINT; thence North 15 degrees 08 minutes 22 seconds East along the said centerline 240.00 feet; thence South 74 degrees 51 minutes 38 seconds East 262.80 feet; thence South 15 degrees 08 minutes 22 seconds West 240.00 feet; thence North 74 degrees 51 minutes 38 seconds West 262.80 feet to the BEGINNING POINT, containing 1.448 acres, more or less.

         Section 4. Term. The term of the Lease is five (5) years from the Commencement Date.

         Section 5. Renewal Options. Lessee has one (1) renewal option for a 5 year period.

         Section 6.  Additional Provisions.  None.


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